                            SANGAMO BIOSCIENCES, INC.

                      INCORPORATED IN THE STATE OF DELAWARE


COMMON SHARES                                                     COMMON SHARES


THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 80677 10 6
IN BOSTON, MA AND NEW YORK, NY               SEE REVERSE FOR CERTAIN DEFINITIONS


This certifies that




is the recordholder of


            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $0.01 PER SHARE of

Sangamo BioSciences, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


/s/ Shawn Johnson                                     /s/ Edward O. Lanphier
      Secretary                        President and Chief Executive Officer


Countersigned and Registered
        EQUISERVE TRUST COMPANY, N.A.

By: [illegible]
    ------------------------
    Authorized Signature

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                           SANGAMO BIOSCIENCES, INC.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of this Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants in common

UNIF GIFT MIN ACT --                            Custodian
                     --------------------------           ----------------------
                             (cust)                              (minor)
                     under Uniform Gift to Minor
                     Act
                         -----------------------
                                (state)

   Additional abbreviations may also be used although not in the above item.

For Value received, ___________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE THE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of Common Stock represented by the within Certificate, and to hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

In presence of

X _______________________________   X ________________________________
                                          THE SIGNATURE TO THE ASSIGMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                  NOTICE: WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By ______________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANK, STOCKBROKER, SAVINGS
AND LOAN ASSOCIATION AND CREDIT UNION WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO SEC RULE 17 AND 18.